Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure	We currently do not grant stock options, and accordingly, we have no policy, program, practice, or plan pertaining to the timing of stock option grants with respect to the release of material non-public information. We also have not timed the release of material nonpublic information for the purpose of affecting the value of executive compensation, if any.

Award Timing Method	We also have not timed the release of material nonpublic information for the purpose of affecting the value of executive compensation, if any.
Award Timing, How MNPI Considered	We also have not timed the release of material nonpublic information for the purpose of affecting the value of executive compensation, if any.
MNPI Disclosure Timed for Compensation Value	false